UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         June 13, 2005

Majesco Entertainment Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-70663	06-1529524
(Commission File Number)	(IRS Employer Identification No.)
160 Raritan Center Parkway, Edison, New Jersey	08837
(Address of Principal Executive Offices)	(Zip Code)
(732) 225-8910
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 13, 2005, Majesco Entertainment Company (the "Company") restated in their entirety the Company's Second Amended and Restated Bylaws (the "Restated Bylaws"). The restatement was intended to conform the bylaws to the Company's Restated Certificate of Incorporation, which was approved by the Company's stockholders on June 8, 2005.

The foregoing description is qualified in its entirety by reference to the Restated Bylaws, which are being filed as Exhibit 3.1 hereto.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

EXHIBIT NUMBER	EXHIBIT TITLE OR DESCRIPTION
3.1	Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco Entertainment Company (Registrant)
Date: June 17, 2005	By:	/s/ Carl J. Yankowski
Carl J. Yankowski Chief Executive Officer